UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 22, 2004

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

The following information and exhibit relating thereto are furnished pursuant to Item 12 of this Current Report on Form 8-K

Item 7(c).                                             Exhibits:

The following exhibit is furnished with the Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc., dated July 22, 2004.

Item 12.                                                   Results of Operations and Financial Condition

On July 22, 2004, Xilinx, Inc. issued a press release announcing the Registrant’s earnings for the fiscal quarter ended July 3, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.,

Date: July 22, 2004	By:	/s/ Thomas R. Lavelle

Thomas R. Lavelle

Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc. dated July 22, 2004.